EXHIBIT 10.1.2
WESTERN REFINING, INC.
AMENDMENT NO. 2 TO
EMPLOYMENT AGREEMENT
               This Amendment No. 1 to Employment Agreement (the “Amendment”) is effective December 31, 2008 (the “Effective Date”) by and between Western Refining GP, LLC (“Western”) and Paul L. Foster (“Executive”) and confirms the following Amendment No. 1 to Employment Agreement:
1.	The following paragraph shall be added to the end of the “Change in Control” definition set forth under Section 1.1:
               Notwithstanding any other provision set forth in the Agreement, for purposes of any amount or award that is subject to Code Section 409A, a “Change in Control” as defined above will not be treated as a change in control unless it also is a change in control as defined in the regulations issued under Code Section 409A.
2.	Except as expressly modified by this Amendment, the terms and conditions of the Agreement remain in full force and effect.

WESTERN REFINING GP, LLC

By:	/s/ Lowry Barfield
Name:	Lowry Barfield
Title:	Senior Vice President — Legal,
General Counsel and Secretary

EXECUTIVE

By:	/s/ Paul L. Foster
Name:	Paul L. Foster
Title:	Chief Executive Officer